Rule 424(b)(3)
                                   File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 33 DATED JULY 11, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                          FIXED RATE NOTES
                          -----------------

Trade Date:           July 11, 1997   Book Entry:        [x]
Issue Price:          100%            Certificated:      [ ]
Original Issue Date:  July 16, 1997   Principal Amount:  $15,000,000
Stated Maturity Date: July 16, 2007   Net Proceeds:      $14,906,250
Interest Rate:        6.935%          Specified
                                      Currency:          U.S. Dollars

Exchange Rate Agent:     N/A

Agent:                   Countrywide Securities Corporation
Minimum Denomination:    $100,000
Interest Payment Dates:  January 15 and July 15, commencing
                         January 15, 1998
Record Dates:            December 31 and June 30

Redemption:                             Repayment:

Check box opposite applicable           Check box opposite applicable
paragraph:                              paragraph:
[x]  The Notes cannot be redeemed       [x]  The Notes cannot be repaid
prior to maturity.                      prior to maturity.
[ ]  The Notes may be redeemed prior    [ ]  The Notes may be repaid prior
to maturity.                            to maturity.
Initial Redemption Date:                Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage
Reduction, if any:

                    Additional/Other Terms:  N/A


                          -----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $373,216,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $6,087,479,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.
                                   Rule 424(b)(3)
                                   File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 34 DATED JULY 11, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                          FIXED RATE NOTES
                          -----------------

Trade Date:           July 11, 1997   Book Entry:        [x]
Issue Price:          100%            Certificated:      [ ]
Original Issue Date:  July 16, 1997   Principal Amount:  $22,000,000
Stated Maturity Date: July 16, 2007   Net Proceeds:      $21,862,500
Interest Rate:        6.935%          Specified
                                      Currency:          U.S. Dollars

Exchange Rate Agent:     N/A

Agent:                   Goldman, Sachs & Co.
Minimum Denomination:    $100,000
Interest Payment Dates:  January 15 and July 15, commencing
                         January 15, 1998
Record Dates:            December 31 and June 30

Redemption:                             Repayment:

Check box opposite applicable           Check box opposite applicable
paragraph:                              paragraph:
[x]  The Notes cannot be redeemed       [x]  The Notes cannot be repaid
prior to maturity.                      prior to maturity.
[ ]  The Notes may be redeemed prior    [ ]  The Notes may be repaid prior
to maturity.                            to maturity.
Initial Redemption Date:                Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage
Reduction, if any:
                    Additional/Other Terms:  N/A


                          -----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $373,216,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $6,087,479,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.
                                   Rule 424(b)(3)
                                   File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 35 DATED JULY 11, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                          FIXED RATE NOTES
                          -----------------

Trade Date:           July 11, 1997   Book Entry:        [x]
Issue Price:          100%            Certificated:      [ ]
Original Issue Date:  July 16, 1997   Principal Amount:  $22,000,000
Stated Maturity Date: July 16, 2007   Net Proceeds:      $21,862,500
Interest Rate:        6.935%          Specified
                                      Currency:          U.S. Dollars

Exchange Rate Agent:     N/A

Agent:                   NationsBanc Capital Markets, Inc.
Minimum Denomination:    $100,000
Interest Payment Dates:  January 15 and July 15, commencing
                         January 15, 1998
Record Dates:            December 31 and June 30

Redemption:                             Repayment:

Check box opposite applicable           Check box opposite applicable
paragraph:                              paragraph:
[x]  The Notes cannot be redeemed       [x]  The Notes cannot be repaid
prior to maturity.                      prior to maturity.
[ ]  The Notes may be redeemed prior    [ ]  The Notes may be repaid prior
to maturity.                            to maturity.
Initial Redemption Date:                Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage
Reduction, if any:

                    Additional/Other Terms:  N/A


                          -----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $373,216,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $6,087,479,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.
                                   Rule 424(b)(3)
                                   File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 36 DATED JULY 11, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                          FIXED RATE NOTES
                          -----------------

Trade Date:           July 11, 1997   Book Entry:        [x]
Issue Price:          100%            Certificated:      [ ]
Original Issue Date:  July 16, 1997   Principal Amount:  $23,000,000
Stated Maturity Date: July 16, 2007   Net Proceeds:      $22,856,250
Interest Rate:        6.935%          Specified
                                      Currency:          U.S. Dollars

Exchange Rate Agent:     N/A

Agent:                   Merrill Lynch & Co.
Minimum Denomination:    $100,000
Interest Payment Dates:  January 15 and July 15, commencing
                         January 15, 1998
Record Dates:            December 31 and June 30

Redemption:                             Repayment:

Check box opposite applicable           Check box opposite applicable
paragraph:                              paragraph:
[x]  The Notes cannot be redeemed       [x]  The Notes cannot be repaid
prior to maturity.                      prior to maturity.
[ ]  The Notes may be redeemed prior    [ ]  The Notes may be repaid prior
to maturity.                            to maturity.
Initial Redemption Date:                Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage
Reduction, if any:

                    Additional/Other Terms:  N/A


                          -----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $373,216,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $6,087,479,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.
                                   Rule 424(b)(3)
                                   File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 37 DATED JULY 11, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                          FIXED RATE NOTES
                          -----------------

Trade Date:           July 11, 1997   Book Entry:        [x]
Issue Price:          100%            Certificated:      [ ]
Original Issue Date:  July 16, 1997   Principal Amount:  $31,000,000
Stated Maturity Date: July 16, 2007   Net Proceeds:      $30,806,250
Interest Rate:        6.935%          Specified
                                      Currency:          U.S. Dollars

Exchange Rate Agent:     N/A
Agent:                   Lehman Brothers Inc.
Minimum Denomination:    $100,000
Interest Payment Dates:  January 15 and July 15, commencing
                         January 15, 1998
Record Dates:            December 31 and June 30

Redemption:                             Repayment:

Check box opposite applicable           Check box opposite applicable
paragraph:                              paragraph:
[x]  The Notes cannot be redeemed       [x]  The Notes cannot be repaid
prior to maturity.                      prior to maturity.
[ ]  The Notes may be redeemed prior    [ ]  The Notes may be repaid prior
to maturity.                            to maturity.
Initial Redemption Date:                Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage
Reduction, if any:

                    Additional/Other Terms:  N/A


                          -----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $373,216,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $6,087,479,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.
                                   Rule 424(b)(3)
                                   File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 38 DATED JULY 11, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                          FIXED RATE NOTES
                          -----------------

Trade Date:           July 11, 1997   Book Entry:        [x]
Issue Price:          100%            Certificated:      [ ]
Original Issue Date:  July 16, 1997   Principal Amount:  $22,000,000
Stated Maturity Date: July 16, 2007   Net Proceeds:      $21,862,500
Interest Rate:        6.935%          Specified
                                      Currency:          U.S. Dollars

Exchange Rate Agent:     N/A

Agent:                   Salomon Brothers Inc
Minimum Denomination:    $100,000
Interest Payment Dates:  January 15 and July 15, commencing
                         January 15, 1998
Record Dates:            December 31 and June 30

Redemption:                             Repayment:

Check box opposite applicable           Check box opposite applicable
paragraph:                              paragraph:
[x]  The Notes cannot be redeemed       [x]  The Notes cannot be repaid
prior to maturity.                      prior to maturity.
[ ]  The Notes may be redeemed prior    [ ]  The Notes may be repaid prior
to maturity.                            to maturity.
Initial Redemption Date:                Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage
Reduction, if any:

                    Additional/Other Terms:  N/A


                          -----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $373,216,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $6,087,479,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.
                                   Rule 424(b)(3)
                                   File Nos. 333-3835 and 333-3835-01

PRICING SUPPLEMENT NO. 39 DATED JULY 11, 1997
(To Prospectus Dated April 23, 1997, as Supplemented April 23, 1997)

                    COUNTRYWIDE HOME LOANS, INC.
                     MEDIUM-TERM NOTES, SERIES E
             DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
        AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                 COUNTRYWIDE CREDIT INDUSTRIES, INC.
                          FIXED RATE NOTES
                          -----------------

Trade Date:           July 11, 1997   Book Entry:        [x]
Issue Price:          100%            Certificated:      [ ]
Original Issue Date:  July 16, 1997   Principal Amount:  $15,000,000
Stated Maturity Date: July 16, 2007   Net Proceeds:      $14,906,250
Interest Rate:        6.935%          Specified
                                      Currency:          U.S. Dollars

Exchange Rate Agent:     N/A

Agent:                   J.P. Morgan Securities Inc.
Minimum Denomination:    $100,000
Interest Payment Dates:  January 15 and July 15, commencing
                         January 15, 1998
Record Dates:            December 31 and June 30

Redemption:                             Repayment:

Check box opposite applicable           Check box opposite applicable
paragraph:                              paragraph:
[x]  The Notes cannot be redeemed       [x]  The Notes cannot be repaid
prior to maturity.                      prior to maturity.
[ ]  The Notes may be redeemed prior    [ ]  The Notes may be repaid prior
to maturity.                            to maturity.
Initial Redemption Date:                Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage
Reduction, if any:

                    Additional/Other Terms:  N/A


                          -----------------
     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $373,216,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $6,087,479,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.